UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2008

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 8, 2008, Grubb & Ellis Realty Investors, LLC (formerly known as Triple Net Properties, LLC,) or Grubb & Ellis Realty Investors, the managing member of Grubb & Ellis Apartment REIT Advisor, LLC, or our Advisor, entered into a Contract of Sale, or the Agreement, with Cedar Park Multifamily, Ltd., an unaffiliated third party, or the Seller, for the purchase of Arboleda Apartments, located in Cedar Park, Texas, or the Arboleda property, for a purchase price of $29,250,000.

On February 26, 2008, Grubb & Ellis Realty Investors entered into an Amendment to Contract of Sale, or the First Amendment, with the Seller. The material terms of the First Amendment reinstated the Agreement, required Grubb & Ellis Realty Investors to acknowledge that the Arboleda property was subject to a mechanics lien, provided remedies by the Seller, and required Grubb & Ellis Realty Investors to deliver an additional deposit, as per the Agreement.

On March 7, 2008, Grubb & Ellis Realty Investors entered into a Second Amendment to Contract of Sale, or the Second Amendment, with the Seller. The material terms of the Second Amendment modified the Agreement by adding the name "Arboleda Luxury Apartment Homes" to the property being purchased under the Agreement.

On March 27, 2008, Grubb & Ellis Realty Investors entered into a Third Amendment to Contract of Sale, or the Third Amendment, with the Seller. The material terms of the Third Amendment extended the date that the extension fee is due to April 4, 2008 and set the closing date as on or before April 9, 2008.

On March 27, 2008, Grubb & Ellis Realty Investors executed a Sale Agreement Assignment, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended, to G&E Apartment REIT Arboleda, LLC, our wholly-owned subsidiary.

On March 31, 2008, we acquired the Arboleda property from the Seller for a purchase price of $29,250,000, plus closing costs. We financed the purchase price of the Arboleda property through a $17,651,000 secured loan with PNC ARCS, LLC, or PNC; $11,550,000 in borrowings under a loan with Wachovia Bank, National Association, or Wachovia; and the remaining balance from funds raised through our initial public offering. The secured loan and the loan from Wachovia are described in Item 2.03 below. An acquisition fee of $878,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, First Amendment, Second Amendment, Third Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

PNC Loan

On March 31, 2008, we, through G&E Apartment REIT Arboleda, LLC, obtained a secured loan, or the PNC loan, with PNC. The PNC loan is evidenced by a Fixed+1 Multifamily Note in the principal amount of $17,651,000, or the PNC note. The PNC note is secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing on the Arboleda property, or the PNC deed. The PNC loan matures on April 1, 2015 and bears interest at a rate of 5.36% per annum. The PNC loan provides for monthly interest-only payments beginning on May 1, 2008 through April 1, 2010. Commencing May 1, 2010, through and including April 1, 2015, the PNC loan requires monthly principal and interest payments. If any monthly installment that is due is not received by the lender on or before the 10th day of each month, the loan provides for a late charge equal to 5.0% of such monthly installment. In the event of default, the PNC loan also provides for a default interest rate of 9.36%, or the maximum interest rate permitted by applicable law. The PNC loan may be prepaid in whole but not in part, subject to a prepayment premium. In the event of prepayment, the prepayment premium to be paid shall be the greater of: (a) 1.0% of the amount of principal being prepaid; or (b) an amount calculated pursuant to the formula defined in Schedule A of the Arboleda note. The PNC loan documents contain customary representations, warranties, covenants and indemnities.

The material terms of the PNC loan are qualified in their entirety by the terms of the PNC note and the PNC deed attached hereto as Exhibits 10.6 through 10.7 to this Current Report on Form 8-K.

Wachovia Loan

As previously reported in the Current Report on Form 8-K we filed on November 7, 2007, we entered into a loan agreement for a revolving $10,000,000 loan with Wachovia, or the Wachovia loan. On March 31, 2008, in connection with the Wachovia loan, we entered into a Second Amendment to and Waiver of Loan Agreement, with Wachovia, or the Wachovia amendment. In connection with the Wachovia amendment we executed an Amended and Restated Promissory Note, or Wachovia note, which is secured by a Second Amended and Restated Pledge Agreement (Membership and Partnership Interests), or the Wachovia pledge agreement. The Wachovia pledge agreement grants a security interest in 100% of our operating partnership’s, Grubb & Ellis Apartment REIT Holdings, L.P., membership interest in G&E Apartment REIT Arboleda, LLC. The material terms of the Wachovia amendment temporarily extends the aggregate principal amount available under the Wachovia loan to $16,250,000, until the amount of the overage advanced, as defined in the Wachovia amendment, has been repaid in full. On March 31, 2008, we borrowed $11,550,000 under the Wachovia loan, which was applied towards the purchase price of the Arboleda property, including closing costs.

The material terms of the Wachovia loan are qualified in their entirety by the terms of the Wachovia amendment, Wachovia note and Wachovia pledge agreement attached hereto as Exhibits 10.8 through 10.10 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On April 4, 2008, we issued a press release announcing the acquisition of the Arboleda property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated January 8, 2008

10.2 Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated February 26, 2008

10.3 Second Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 7, 2008

10.4 Third Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 27, 2008

10.5 Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Arboleda, LLC, dated March 27, 2008

10.6 Fixed+1 Multifamily Note by G&E Apartment REIT Arboleda, LLC in favor of PNC ARCS, LLC, dated March 31, 2008

10.7 Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by G&E Apartment REIT Arboleda, LLC for the benefit of PNC ARCS, LLC, dated March 31, 2008

10.8 Second Amendment to and Waiver of Loan Agreement by and between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, date March 31, 2008

10.9 Amended and Restated Promissory Note by Grubb & Ellis Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated March 31, 2008

10.10 Second Amended and Restated Pledge Agreement (Membership and Partnership Interests) by and between Wachovia Bank, National Association and Grubb & Ellis Apartment REIT Holdings, L.P., dated March 31, 2008

99.1 Grubb & Ellis Apartment REIT, Inc. Press Release, dated April 4, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

April 4, 2008	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated January 8, 2008
10.2	Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Triple Net Properties, LLC, dated February 26, 2008
10.3	Second Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 7, 2008
10.4	Third Amendment to Contract of Sale by and between Cedar Park Multifamily, Ltd. and Grubb & Ellis Realty Investors, LLC, dated March 27, 2008
10.5	Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Arboleda, LLC, dated March 27, 2008
10.6	Fixed+1 Multifamily Note by G&E Apartment REIT Arboleda, LLC in favor of PNC ARCS, LLC, dated March 31, 2008
10.7	Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by G&E Apartment REIT Arboleda, LLC for the benefit of PNC ARCS, LLC, dated March 31, 2008
10.8	Second Amendment to and Waiver of Loan Agreement by and between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, date March 31, 2008
10.9	Amended and Restated Promissory Note by Grubb & Ellis Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated March 31, 2008
10.10	Second Amended and Restated Pledge Agreement (Membership and Partnership Interests) by and between Wachovia Bank, National Association and Grubb & Ellis Apartment REIT Holdings, L.P., dated March 31, 2008
99.1	Grubb & Ellis Apartment REIT, Inc. Press Release, dated April 4, 2008